UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 12, 2017

ZIMMER BIOMET HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-16407	13-4151777
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

345 East Main Street

Warsaw, Indiana 46580

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (574) 267-6131

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On January 12, 2017, Zimmer Biomet Holdings, Inc. (the “Company”) announced that it has resolved previously-disclosed U.S. Foreign Corrupt Practices Act (“FCPA”) matters involving Biomet, Inc., which was acquired by the Company in June 2015, and certain of its subsidiaries. As part of the settlement, the following were entered into as of January 12, 2017: (i) Biomet, Inc. has resolved matters with the U.S. Securities and Exchange Commission (the “SEC”) through an administrative cease-and-desist order (the “Order”); (ii) the Company has entered into a deferred prosecution agreement (the “DPA”) with the U.S. Department of Justice (the “DOJ”); and (iii) JERDS Luxembourg Holding S.à r.l. (“JERDS”), the direct parent company of Biomet 3i Mexico SA de CV and an indirect, wholly-owned subsidiary of Biomet, Inc., has entered into a plea agreement (the “Plea Agreement”) with the DOJ. The conduct underlying these resolutions occurred prior to the Company’s acquisition of Biomet, Inc.

Pursuant to the terms of the Order, Biomet, Inc. resolved claims with the SEC related to violations of the books and records, internal controls and anti-bribery provisions of the FCPA by disgorging profits to the U.S. government in an aggregate amount of $6,522,805, inclusive of pre-judgment interest, and paying a civil penalty in the amount of $6,500,000 (collectively, the “Civil Settlement Payments”). The Company has also agreed to pay a criminal penalty of $17,460,300 (the “DOJ Payment” and together with the Civil Settlement Payments, the “Settlement Payments”) to the U.S. government pursuant to the terms of the DPA. The Company expects to make the Settlement Payments by the end of January 2017 and, as previously disclosed, has accrued, as of June 24, 2015, the closing date of the Company’s acquisition of Biomet, Inc., an amount sufficient to cover this matter.

Under the DPA, which has a term of three years, and which received court approval on January 13, 2017, the DOJ has agreed to defer criminal prosecution of the Company in connection with the charged violation of the internal controls provision of the FCPA if the Company makes the DOJ Payment and complies with the terms of the DPA. In addition, the Company will be subject to oversight by an independent compliance monitor for at least the first 12 months of the three-year term of the DPA. The monitor will focus on the Company’s legacy Biomet operations as integrated into the Company. If the Company remains in compliance with the DPA during its term, the charges against the Company will be dismissed with prejudice. The term of the DPA may be extended for up to one additional year at the DOJ’s discretion. In addition, under its Plea Agreement with the DOJ, JERDS pleaded guilty on January 13, 2017 to aiding and abetting a violation of the books and records provision of the FCPA. In light of the DPA with the Company, JERDS will pay only a nominal assessment and no criminal penalty.

The foregoing descriptions of the DPA, the Order and the Plea Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the DPA filed hereto as Exhibit 10.1, the Order filed hereto as Exhibit 10.2 and the Plea Agreement filed hereto as Exhibit 10.3, each of which is incorporated herein by reference.

Item 7.01	REGULATION FD DISCLOSURE.

On January 12, 2017, the Company issued a press release announcing that it had settled the FCPA matters involving Biomet, Inc. and certain of its subsidiaries. A copy of the press release is furnished as Exhibit 99.1 and the information set forth therein is incorporated herein by reference.

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits

Exhibit No.	Description

10.1	Deferred Prosecution Agreement, dated as of January 12, 2017, between Zimmer Biomet Holdings, Inc. and the U.S. Department of Justice, Criminal Division, Fraud Section

10.2	Order Instituting Cease-and-Desist Proceedings Pursuant to Section 21C of the Securities and Exchange Act of 1934, Making Findings and Imposing a Cease-and-Desist Order against Biomet, Inc., dated January 12, 2017

10.3	Plea Agreement, dated as of January 12, 2017, between JERDS Luxembourg Holding S.à r.l. and the U.S. Department of Justice, Criminal Division, Fraud Section

99.1	Press release, dated January 12, 2017, issued by Zimmer Biomet Holdings, Inc.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 regarding the settlement of FCPA matters involving Biomet, Inc. and certain of its subsidiaries. Forward-looking statements may be identified by the use of forward-looking terms such as “may,” “will,” “expects,” “believes,” “anticipates,” “plans,” “estimates,” “projects,” “assumes,” “guides,” “targets,” “forecasts,” and “seeks” or the negatives of such terms or other variations on such terms or comparable terminology. Such statements are based upon the current beliefs and expectations of management and are subject to significant risks and uncertainties that could cause actual outcomes and results to differ materially. For a list and description of some of such risks and uncertainties, see the Company’s filings with the SEC. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in the Company’s filings with the SEC. The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be set forth in its periodic reports. Accordingly, such forward-looking statements speak only as of the date made. Readers of this communication are cautioned not to place undue reliance on these forward-looking statements, since, while management believes the assumptions on which the forward-looking statements are based are reasonable, there can be no assurance that these forward-looking statements will prove to be accurate. This cautionary statement is applicable to all forward-looking statements contained in this communication.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 18, 2017

ZIMMER BIOMET HOLDINGS, INC.

By:	/s/ Chad F. Phipps
Name:	Chad F. Phipps
Title:	Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Deferred Prosecution Agreement, dated as of January 12, 2017, between Zimmer Biomet Holdings, Inc. and the U.S. Department of Justice, Criminal Division, Fraud Section

10.2	Order Instituting Cease-and-Desist Proceedings Pursuant to Section 21C of the Securities and Exchange Act of 1934, Making Findings and Imposing a Cease-and-Desist Order against Biomet, Inc., dated January 12, 2017

10.3	Plea Agreement, dated as of January 12, 2017, between JERDS Luxembourg Holding S.à r.l. and the U.S. Department of Justice, Criminal Division, Fraud Section

99.1	Press release, dated January 12, 2017, issued by Zimmer Biomet Holdings, Inc.

4